Advanced Series Trust

The Prudential Series Fund

Prudential's Gibraltar Fund, Inc.

Supplement dated June 17, 2020 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (SAI) for each of the Advanced Series Trust, The Prudential Series Fund and Prudential's Gibraltar Fund, Inc. (each a Fund and collectively, the Funds), and should be retained for future reference.

_____________________________________________________________________________________

Effective immediately, Patrick E. McGuinness will serve as Assistant Secretary to the Funds.

In order to reflect Mr. McGuinness' appointment as Assistant Secretary, the following biographical information is hereby inserted into the table in Part I of each Fund's SAI, in the section entitled "INFORMATION ABOUT TRUSTEES AND OFFICERS" in the SAI for the Advanced Series Trust and The Prudential Series Fund, and in the section entitled "MANAGEMENT OF THE FUND" in the SAI for Prudential's Gibraltar Fund, Inc.:

Name	Principal Occupation(s) During Past Five	Length of Service as Trust
Date of Birth	Years	Officer
Position with the Trust

Patrick E. McGuinness	Director and Corporate Counsel (since May	Since June 2020
3/11/86	2020) of PGIM Investments LLC; formerly
Assistant Secretary	Director and Corporate Counsel (2017 - 2020)
of The Prudential Insurance Company of
America; and Corporate Counsel (2012 –
2017) of IIL, Inc.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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